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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 10, 2004


                              ACE SECURITIES CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                   333-110039                56-2088493
------------------------------      -------------          --------------------
 (STATE OR OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318
Charlotte, North
Carolina                                                28211
------------------------------                   -----------------
    (ADDRESS OF PRINCIPAL                            (ZIP CODE)
      EXECUTIVE OFFICES)

Registrant's telephone number, including area code, is (704) 365-0569.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                       -2-


Item 8.01.        OTHER EVENTS.

Description of the Mortgage Pool

                  On or about September 29, 2004, the Registrant will cause the issuance and sale of approximately $142,327,000 initial principal amount of ACE Securities Corp. Home Equity Loan Trust, Series 2004-SD1 Asset Backed Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 2004, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, Ocwen Federal Bank, FSB as servicer and HSBC Bank USA, as trustee.

Collateral Term Sheets

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Collateral Term Sheets") in written form, which are in the nature of data tables.

                  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.



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                                       -3-

Item 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (a) FINANCIAL STATEMENTS.

                     Not applicable.

            (b) PRO FORMA FINANCIAL INFORMATION.

                     Not applicable.

            (c)      EXHIBITS



                      ITEM 601(a) OF
                      REGULATION S-K
      EXHIBIT NO.      EXHIBIT NO.           DESCRIPTION
      -----------      -----------           -----------
           1               99.1              Collateral Term Sheets (as defined
                                             in Item 8.01) that have been
                                             provided by the Underwriter to
                                             certain prospective purchasers of
                                             ACE Securities Corp. Home Equity
                                             Loan Trust, Series 2004-SD1. The
                                             Collateral Term Sheets have been
                                             filed on paper pursuant to a
                                             continuing hardship exemption from
                                             certain electronic requirements.



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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 10, 2004

                                      ACE SECURITIES CORP.


                                      By:
                                         -----------------------------------
                                      Name:
                                      Title:

                                      By:
                                         -----------------------------------
                                      Name:
                                      Title:





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                                  EXHIBIT INDEX



                 Item 601(a) of   Sequentially
                 Regulation S-K   Numbered
Exhibit Number   Exhibit No.      Description                           Page
--------------   -----------      -----------                           ----
   1               99.1           Collateral Term Sheets.                6
                                  The Preliminary Structural and
                                  Collateral Term Sheet has been
                                  filed on paper pursuant to a
                                  continuing hardship exemption from
                                  certain electronic requirements.